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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2008

Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado		80021
(Address of principal executive offices)		(Zip code)

720-888-1000
(Registrant's telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        On December 24, 2008, Level 3 Communications, Inc. (the "Company") consummated the transactions contemplated by a Securities Purchase Agreement (the "Purchase Agreement") that it executed with certain investors on November 17, 2008, and amended on December 16, 2008 ("Amendment No. 1") and on December 24, 2008 ("Amendment No. 2"), in connection with the offering and sale of $373,800,000 aggregate principal amount of its 15% Convertible Senior Notes due 2013 (the "Notes").

        The Notes are senior unsecured obligations of the Company, ranking equal in right of payment with all the Company's existing and future unsubordinated indebtedness. The Notes will mature on January 15, 2013 and pay 15% annual cash interest. Interest on the Notes will be payable on January 15 and July 15 of each year, beginning on January 15, 2009.

        The Notes are convertible by holders into shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at an initial conversion price of $1.80 per share (which is equivalent to a conversion rate of 555.5556 shares of Common Stock per $1,000 principal amount of the Notes), subject to adjustment upon certain events, at any time before the close of business on January 15, 2013. Holders may require the Company to repurchase all or any part of their Notes upon the occurrence of a designated event (change of control or a termination of trading) at a price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the repurchase date, if any. In addition, if a holder elects to convert its Notes in connection with certain changes in control, the Company will pay, to the extent described in the First Supplemental Indenture (as defined below) governing the Notes, a make-whole premium by increasing the number of shares deliverable upon conversion of such Notes.

        If at any time following the date of initial issuance of the Notes and prior to the close of business on January 15, 2013 the closing sale price per share of the Common Stock exceeds 222.2% of the conversion price of the Notes then in effect for at least 20 trading days within any 30 consecutive trading day period, the Notes will automatically convert into shares of Common Stock, plus accrued and unpaid interest (if any) to, but excluding the automatic conversion date, which date will be designated by the Company following such automatic conversion event.

        A copy of the Purchase Agreement and Amendment No. 1 were previously filed by the Company with the Securities and Exchange Commission as Exhibit 10.1 to its Current Report on Form 8-K filed on November 18, 2008, and as Exhibit 10.1 to its Current Report on Form 8-K filed on December 16, 2008, respectively, and each is incorporated herein by reference.

        The Company will use approximately $227.3 million of the net proceeds from the offering of the Notes to fund its repurchase of its 2.875% Convertible Senior Notes due 2010 and 6% Convertible Subordinate Notes due 2010, including accrued interest, tendered in its completed tender offers for such notes. The remaining net proceeds will be used to potentially repurchase, redeem or refinance existing indebtedness (including the Company's pending tender offer for its 6% Convertible Subordinated Notes due 2009 (the "2009 Notes")) from time to time, for acquisitions, to enhance liquidity and for general corporate purposes.

        Since the Company has not yet accepted for payment any of its 2009 Notes in the pending tender offer for those notes, the commitment of Walter Scott, Jr. and his related accounts (investors under the Purchase Agreement) to purchase Notes was reduced in accordance with the terms of the Purchase Agreement from approximately $37 million to approximately $10.8 million. However, pursuant to Amendment No. 2, the Company and the investors have amended the Purchase Agreement to enable the Company to issue and sell to Mr. Scott and his related accounts $26.2 million aggregate principal amount of additional Notes if the Company purchases any 2009 Notes pursuant to the pending tender offer for those notes. A copy of Amendment No. 2 is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

        The Notes were issued pursuant to an indenture dated as of December 24, 2008 (the "Base Indenture") between the Company and The Bank of New York Mellon, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture, dated as of December 24, 2008 (the "First Supplemental Indenture") between the Company and the Trustee. A copy of each of the executed Base Indenture and First Supplemental Indenture is attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and each is incorporated herein by reference.

        On December 24, 2008, the Company issued a press release announcing the completion of the transactions contemplated by the Purchase Agreement relating to the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The offering was made pursuant to the Company's Registration Statement on Form S-3 (File No. 333-154976) filed on November 4, 2008 (the "Registration Statement"). Under the Registration Statement, the Company may offer its debt and equity securities from time to time in one or more offerings.

        A legality opinion of Willkie Farr & Gallagher LLP with respect to the validity of the Notes and the shares of Common Stock issuable upon conversion of the Notes is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

  (a)
  Financial Statements of Business Acquired

          None

  (b)
  Pro Forma Financial Information

          None

  (c)
  Shell Company Transactions

          None

  (d)
  Exhibits

  4.1
  Indenture, dated as of December 24, 2008, by and between the Company and The Bank of New York Mellon, as trustee.

  4.2
  First Supplemental Indenture, dated as of December 24, 2008, by and between the Company and The Bank of New York Mellon, as trustee.

  5.1
  Opinion of Willkie Farr & Gallagher LLP.

  10.1
  Amendment No. 2 to Securities Purchase Agreement, dated as of December 24, 2008.

  99.1
  Press Release, dated December 24, 2008, relating to the offering of the Notes.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Level 3 Communications, Inc.
By:	/s/ NEIL J. ECKSTEIN Name: Neil J. Eckstein Title: Senior Vice President

Date: December 24, 2008

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
  Item 9.01 Financial Statements and Exhibits
SIGNATURES